SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange

               Act of 1934 Date of Report (Date of earliest event
                           reported): August 24, 2004

                                    MOOG INC.
             (Exact name of registrant as specified in its charter)

          New York                         1-5129                16-0757636
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

        East Aurora, New York                                    14052-0018
(Address of principal executive offices)                          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (716) 652-2000

                                       N/A
          (Former name or former address, if changed since last report)

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Item 8.01.  Other Events.

On August 24, 2004, Moog Inc. issued a press release announcing that it has signed a $50 million long-term contract to provide Airbus with flight controls for its A400M.

No.  Exhibit
---  -------

99.1 Press release dated August 24, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MOOG INC.

Dated: August 24, 2004                             By:    /s/ Donald R. Fishback
                                                          ----------------------
                                                   Name:  Donald R. Fishback
                                                   Title: Controller

                                  EXHIBIT INDEX

No.   Exhibit
---   -------

99.1  Press release dated August 24, 2004.